Nauticus Robotics Announces Early Closure of SeaTrepid International Acquisition HOUSTON, March 20, 2025 – Nauticus Robotics, Inc. (NASDAQ: KITT, “Nauticus”), a leading innovator in autonomous subsea robotics and software solutions, today announced ahead of schedule, the final closing of the acquisition of all assets and business of SeaTrepid International, LLC (“SeaTrepid”), an expert in providing subsea robotic services to customers throughout the world. The early closing reflects the dedication and cooperation of both teams to finalize the transaction. The combined company will begin operations as Nauticus Robotics immediately. Having closed the transaction, the company will now begin the transition and alignment activities which management expects will result in meaningful operational growth. John Gibson remains the CEO and President of Nauticus Robotics and Bob Christ is the President of SeaTrepid Operations. Steve Walsh is the Vice President of Sales, tasked with bringing the combined offering to the market. Mr. Gibson stated, “The dedication and collaboration displayed throughout this process is confirmation that we are an excellent fit. It feels like perfect timing to accelerate the adoption of autonomy in a strong offshore market.” Mr. Christ added, “We look forward to what our combined efforts will produce. The market is ready for a strong player bringing automation to existing infrastructure while continuing to push the boundaries of subsea robotic technology.” Mr. Walsh commented, “The opportunities for increased offshore safety, vehicle uptime, and efficient operations are enormous. I cannot wait for our team to show existing and potential customers how we will positively impact their operations now and into the future.” About Nauticus Robotics Nauticus Robotics, Inc. develops autonomous robots for the ocean industries. Autonomy requires the extensive use of sensors, artificial intelligence, and effective algorithms for perception and decision allowing the robot to adapt to changing environments. The company’s business model includes using robotic systems for service, selling vehicles and components, and licensing of related software to both the commercial and defense business sectors. Nauticus has designed and is currently testing and certifying a new generation of vehicles to reduce operational cost and gather data to maintain and operate a wide variety of subsea infrastructure. Besides a standalone service offering and forward-facing products, Nauticus’ approach to ocean robotics has also resulted in the development of a range of technology products for retrofit/upgrading traditional ROV operations and other third-party vehicle platforms. Nauticus’ services provide customers with the necessary data collection, analytics, and subsea manipulation capabilities to support and maintain assets while reducing their operational footprint, operating cost, and greenhouse gas emissions, to improve offshore health, safety, and environmental exposure. About SeaTrepid International EXHIBIT 99.1

SeaTrepid International, LLC is an applied robotic solutions provider offering support for commercial, public safety, municipal, military and scientific applications. It owns and operates a variety of robotic equipment and sensor suites for both inland and offshore customers worldwide. Cautionary Language Regarding Forward-Looking Statements This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended (the “Act”), and the Private Securities Litigation Reform Act of 1995, as amended, and are intended to enjoy the protection of the safe harbor for forward-looking statements provided by federal securities laws. Such forward-looking statements include but are not limited to: the expected timing of product commercialization or new product releases; customer interest in Nauticus’ products; estimated operating results and use of cash; the synergies between Nauticus and SeaTrepid; and Nauticus’ use of and needs for capital. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events, or results of operations, are forward-looking statements. These statements may be preceded by, followed by, or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “intends,” or “continue” or similar expressions. Forward-looking statements inherently involve risks and uncertainties that may cause actual events, results, or performance to differ materially from those indicated by such statements. These forward-looking statements are based on Nauticus’ management’s current expectations and beliefs, as well as a number of assumptions concerning future events. There can be no assurance that the events, results, or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and Nauticus is not under any obligation and expressly disclaims any obligation, to update, alter, or otherwise revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports which Nauticus has filed or will file from time to time with the Securities and Exchange Commission (the “SEC”) for a more complete discussion of the risks and uncertainties facing the Company and that could cause actual outcomes to be materially different from those indicated in the forward-looking statements made by the Company, in particular the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in documents filed from time to time with the SEC, including Nauticus’ Annual Report on Form 10-K filed with the SEC on April 10, 2024. Should one or more of these risks, uncertainties, or other factors materialize, or should assumptions underlying the forward-looking information or statements prove incorrect, actual results may vary materially from those described herein as intended, planned, anticipated, believed, estimated, or expected. The documents filed by Nauticus with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov.